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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 7, 2005
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                                                        (September 6, 2005)
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                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                   0-27907                 77-0461990
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    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)

   120 West 45th Street, 35th Floor, New York, New York            10036
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        (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (212) 703-5900
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.   Entry into a Material Definitive Agreement.

     The disclosure contained in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On September 6, 2005, NetRatings, Inc. (the "Company") appointed John Kleine as CTO, Senior Vice President of Engineering and Operations of the Company.

     From September 2004 until joining the Company, Mr. Kleine served as a consultant in the Internet industry. From November 1999 until August 2004, Mr. Kleine served as Executive Vice President and Chief Technology Officer of Interactive Search Holdings, Inc., which is currently a division of Ask Jeeves, Inc.

     Pursuant to the terms of the Company's offer letter to Mr. Kleine, Mr. Kleine's base salary is $200,000 per year and is subject to review by the Board of Directors. Mr. Kleine will also be eligible to participate in the Company's executive bonus plan pursuant to which Mr. Kleine could receive an annual bonus of up to 45% of his annual income.

     Under the terms of the offer letter, Mr. Kleine will receive 35,000 shares of Restricted Common Stock pursuant to the Amended and Restated 1998 Stock Plan. Of this total, 15,000 shares will vest in three equal annual installments beginning on September 30, 2006, and 20,000 shares will vest based on the financial performance of the Company. If Mr. Kleine is involuntarily terminated from his position with the Company other than for cause or if he resigns as a result of certain specified actions taken by the Company, then he will be entitled to receive additional cash compensation equal to six months of base salary as in effect immediately prior to the date of termination.

     There are no arrangements between Mr. Kleine and any other persons pursuant to which Mr. Kleine was selected as an officer, nor are there any family relationships between Mr. Kleine and any director, executive officer or any other person that are required to be disclosed under Item 401(d) of Regulation S-K. There are no transactions to which the Company is a party and in which Mr. Kleine had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

     The above summary is qualified in its entirety by reference to the offer letter, a copy of which is included as Exhibit 99.1 of this Form 8-K and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Offer Letter to John Kleine, dated August 5, 2005.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer

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                                 EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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99.1            Offer Letter to John Kleine, dated August 5, 2005.